FINANCIAL RISK MANAGEMENT - Capital Structure (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial Instruments [Abstract]
Non-recourse borrowings	$ 3,477	$ 3,526
Cash and cash equivalents	(192)	(204)
Net debt	3,285	3,322
Exchangeable and class B shares	2,221	0
Loans payable to Brookfield Infrastructure	1,143	0
Total equity	(572)	3,277	$ 3,249	$ 5,339
Total capital and net debt	$ 6,077	$ 6,599
Net debt to capitalization ratio	54.00%	50.00%